July 18, 2025 Enhancing SEI’s wealth management ecosystem. SEI partnership with Stratos Wealth Holdings 1

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe," ”remain” and "continue" or "appear." Our forward-looking statements include our current expectations as to: You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward- looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended Dec. 31, 2024, filed with the Securities and Exchange Commission. Past performance does not guarantee future results. • our ability to realize the various aspects of our strategic rationale for the Stratos partnership; • the capital we will allocate to the partnership acquisition strategy; • the factors driving fee-based wealth management and the sustainability of these factors; • the size of the total addressable market for RIA acquisitions over the next decade; • the value creation opportunities in the partnership; • the scalability of the Stratos growth engine; • when, if at all, the partnership will be accretive to our earnings per share; • the operational model of Stratos going-forward; • the benefits to each of SEI and Stratos, and their respective stakeholders, of the transaction; • the effect of the partnership on our capacity to return capital; and • the timing of the closing of the investment, if any.

3 Strategic rationale. Belief in the value of delivering scalable advice and wealth services, capitalizing on robust long-term outlook and stable fee structures. Enhances SEI’s capital allocation strategy with opportunities to deploy incremental capital at high ROICs, supported by Stratos’ experienced team. Stratos is the right partner; successful track record of organic growth, advisor recruitment, and M&A. Existing infrastructure is highly scalable. It will continue to operate under the Stratos brand. Expands opportunities to enhance offerings for SEI advisors and wealth managers, to grow and scale their businesses, or implement business transition plans—delivering greater value and flexibility. Unlocks operational and revenue synergies, creating opportunities to optimize technology infrastructure and processes and enhance offerings for advisors. 1 2 3 SEI to capitalize on consolidating wealth management industry—empowering clients and investors 4 5 Custody Advice Asset management Investment processing Technology Adds key capabilities in wealth management ecosystem. Professional services

4 Wealth management tailwinds. 1. Cerulli, U.S. Retail Investor Advice Relationships 2024. | 2. Cerulli, U.S. High-Net-Worth and Ultra-High-Net-Worth Markets 2024. Cerulli, Historical and Projected Assets by Advisor Channel, 2005A-2028E | 3. Cerulli, 2024 US RIA Marketplace Report. Fee-based wealth management growth is driven by multiple factors and poised to continue over the long term Investor demand for financial advice and planning continues to grow Growth of fee-based RIAs exceeds other wealth channels $3.8 trillion acquisition and recruiting growth opportunity 38% 62% 2009 2023 % of investors willing to pay for financial advice1 $2,698 $682 $464 Advisor Retirements Breakaway Advisors Growth-Challenged Advisors Total addressable market for RIA acquisitions over the next decade ($B of assets)3 Advisor-managed assets by channel ($T)2 Stratos is 80%+ fee- based, and its advisors are empowered to provide high-quality financial advice and planning Stratos has the systems, people and experience to capitalize on the opportunity $3.0 $8.5 $12.0 $12.2 $22.9 $26.8 $15.2 $31.4 $38.7 2013A 2023A 2028E Fee-Based (RIAs) Brokerage-Based (B/D & Wirehouse) CAGR 11% 7% 7% 3% Fee-based RIAs Brokerage- based 2013 - 2023 2023 - 2028E Stratos is a highly fee-based model

5 Stratos enhances SEI’s ecosystem. Revenue synergies via SEI platform and products Optionality for SEI advisor base via new advisor acquisition capabilities Stratos to leverage SEI technology and operational expertise Key capabilities ✓ Fully integrated wealth management solutions ✓ Diversified investment management and model portfolios ✓ Custody services and operations ✓ Model management and trading ✓ Advisor technology and services ✓ Infrastructure, regulatory & compliance ✓ Cybersecurity, SEI Data Cloud, and system integration Key capabilities ✓ Advisor acquisition and integration ✓ Advisor recruiting and onboarding ✓ Advisor support, practice management, and technology ✓ Multiple affiliation model (Employee advisors / Independent advisors) ✓ Advisory and brokerage Multi-custodian ✓ Succession planning Value creation opportunity Enhanced client lifecycle management via advisor feedback loop

Stratos overview.

Stratos is a best-in-class wealth management platform that provides infrastructure, technology, and support designed for growth-oriented and entrepreneurial-minded advisors.

- Independent, award-winning financial advice platform with advisory and brokerage capabilities
- Comprehensive wealth management capabilities
- Quality operational support and technology built to enable advisors to focus on their clients' needs and practice expansion
- Strong growth via multi-pronged approach, including organic growth, recruitment platform, and robust acquisition pipeline
- Includes a 70% ownership stake in NSC Asesores, a Mexico City-based wealth manager focused on HNW/UHNW clients that is one of Mexico's oldest independent advisory firms

Scaled wealth business

$37B

Client Assets[1]

Strong organic flows

10%

Organic Growth[2]

Acquisition engine and pipeline

19

Acquisitions[3]

Established recruiting platform

$3.5B

Recruited Client Assets[4]

Loyal advisor base

98%

Advisor Retention[5]

Highly recurring revenue

90%

Recurring[6]

Attractive fee base revenue

81%

Fee Based[7]

Strong EBITDA margin

40%+

EBITDA Margin[8]

1. As of Q1'25 and includes both US & non-US assets, brokerage and advisory assets. | 2. Reflects average net flows from 2022 through 2024. | 3. Total acquisitions since inception. | 4. Reflects recruited client assets from 2022 through Q1'25. | 5. Reflects average for 2022 through Q3'24 and excludes non-regrettable attrition. | 6. Reflects advisory, insurance / annuity trails and planning services treated as recurring revenues for full year 2024. | 7. For full year 2024. | 8. Shown on a net basis for full year 2024 and includes gross revenues on all assets and consolidated affiliates under GAAP.

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Stratos has built a successful, scalable, growth engine.

Super-charged growth through recruiting and acquisitions, coupled with empowering advisors once onboarded

Fosters relationships with a wide net of advisors and practices through a dedicated team that has the processes, systems, and experience to systematically execute



Advisor Recruiting & Acquisition Funnel
Onboarding & Integration
Tech, Operations & Support
Growth Enablement

Streamlined and efficient transition experience with dedicated onboarding teams that ensure seamless platform integration

Partnership through mentorship, coaching and dedicated resources designed to empower advisors to pursue growth opportunities

Provides the essential infrastructure that delivers the support, tech, portfolio management, and practice management tools advisors need to create operating leverage

"Stratos provides infrastructure, resources, and support necessary to allow financial advisors to focus on their core competency advising their clients. This, in turn, allows their clients to focus more time and energy on their own passions in life."

Jeff Concepcion

Founder and CEO

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Transaction summary.

Transaction structure	• Stratos and SEI will form a new entity to hold current Stratos operating entities; SEI will own 57.5% • Certain legacy Stratos equity holders will own 42.5%, subject to three equal put/call options at 36, 54 and 72 months post close that, if fully exercised, will result in SEI owning 100% of Stratos • SEI plans to operate Stratos as a separate entity which will be consolidated on SEI's financial statements
Purchase price	• SEI to pay approximately $527M in cash for its 57.5%, subject to certain purchase price adjustments between signing and closing • SEI will finance predominantly with available corporate cash, in addition to SEI's existing credit facility, as needed • High-teens estimated run-rate EBITDA multiple, with future option rights priced at similar valuations
Shareholder value creation	• Expected to be EPS accretive based on current Stratos run-rate earnings[1] • Acquisition is not expected to constrain SEI's capital return capacity
Timing and approvals	• Transaction is expected to close in two stages; the US-based Stratos business, representing ~80% of the transaction value, is expected to close in 2H 2025 and the NSC business is expected to close in 1H 2026 • Subject to customary closing and applicable regulatory approvals for both US and Mexico based entities

[1]Excludes impact of transaction-related amortization and one-time charges

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